UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (earliest event reported): March 31, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	file number)	Identification No.)

611 Industrial Way

Eatontown, NJ 07224

(Address of principal executive offices) (Zip code)

(732) 389-0355

(Registrant’s telephone number, including area code)

Not applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 31, 2010, EMRISE Corporation issued a press release entitled “EMRISE Unaudited 2009 Financial Results”. A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated by reference into this item 7.01.

Item 9.01	Financial Statements and Exhibits

d.	Exhibits:

	99.1	Press Release titled “EMRISE Releases Unaudited 2009 Financial Results” dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: March 31, 2010	By:	/s/ D. John Donovan
D. John Donovan, Chief Financial Officer
(principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

99.1	Press Release titled “EMRISE Releases Unaudited 2009 Financial Results” dated March 31, 2010.